EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying annual report on Form 10-K of Central Garden & Pet Company for the year ended September 25, 2021 (the “Report”), I, Timothy P. Cofer,, Chief Executive Officer of Central Garden & Pet Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Central Garden & Pet Company.

November 23, 2021	/s/ Timothy P. Cofer
Timothy P. Cofer
Chief Executive Officer
(Principal Executive Officer)